UNITED STATES

SECURITIES AND EXCHANGE COMMSSION

Washington, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ROMA FINANCIAL CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

[RFC logo / letterhead]

March 24, 2008

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of Roma Financial Corporation (the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders (the “Meeting”) to be held at the Seventh Day Adventist Church located at 2290 Route 33, Robbinsville, New Jersey 08691, on April 23, 2008, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of the 2008 Equity Incentive Plan, and the ratification of the appointment of independent auditors for the year ending December 31, 2008. The Company’s Board of Directors has determined that the matters to be considered at the Meeting are in the best interests of Company and its stockholders. The Company recommends a vote “FOR” each matter to be considered.

Even if you plan to attend the meeting, please sign, date and return the proxy card in the enclosed envelope immediately. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

Sincerely,
/s/ Peter A. Inverso
Peter A. Inverso President and Chief Executive Officer

ROMA FINANCIAL CORPORATION

2300 ROUTE 33

ROBBINSVILLE, NEW JERSEY 08691

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2008

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Roma Financial Corporation (the “Company”) will be held at the Seventh Day Adventist Church located at 2290 Route 33, Robbinsville, New Jersey 08691, on April 23, 2008, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of two directors of Roma Financial Corporation;

2.	The approval of the 2008 Equity Incentive Plan; and

3.	The ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditor for the year ending December 31, 2008.

The transaction of such other business as may properly come before the Meeting, or any adjournments thereof, may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR ” each matter to be considered.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 3, 2008 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may revoke your proxy by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Margaret T. Norton
Margaret T. Norton Corporate Secretary

Robbinsville, New Jersey

March 24, 2008

IMPORTANT: PROMPTLY RETURNING YOUR PROXY CARD WILL SAVE THE COMPANY THE ADDITIONAL EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

ROMA FINANCIAL CORPORATION

2300 ROUTE 33

ROBBINSVILLE, NEW JERSEY 08691

ANNUAL MEETING OF STOCKHOLDERS

April 23, 2008

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Roma Financial Corporation (the “Company”) to be used at the Annual Meeting of Stockholders of the Company which will be held at the Seventh Day Adventist Church located at 2290 Route 33, Robbinsville, New Jersey 08691, on April 23, 2008, at 10:00 a.m. (the “Meeting”). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 24, 2008.

At the Meeting, stockholders will consider and vote upon (i) the election of two directors of the Company; (ii) the approval of the 2008 Equity Incentive Plan; and (iii) the ratification of the appointment of Beard Miller Company LLP (“Beard Miller”) as the Company’s independent auditor for the fiscal year ending December 31, 2008. At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.

The Company is the parent company of Roma Bank (the “Bank”). The Company is the majority-owned subsidiary of Roma Financial Corporation, MHC a federally-chartered mutual holding company. Since Roma Financial Corporation, MHC owns approximately 72% of the Company’s outstanding common stock, the votes cast by Roma Financial Corporation, MHC will be determinative in the election of directors of the Company and the ratification of auditors. The approval of the 2008 Equity Inventive Plan requires the affirmative vote of a majority of the votes cast by the minority stockholders on the matter.

VOTING AND REVOCABILITY OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person.

Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted “FOR” the nominees for director as set forth herein; “FOR” the approval of the 2008 Equity Incentive Plan; and “FOR” the ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stockholders of record as of the close of business on March 3, 2008 (the “Record Date”), are entitled to one vote for each share of the common stock of the Company, par value $0.10 per share (the “Common Stock”), then held. As of the Record Date, the Company had 31,387,919 shares of Common Stock outstanding.

The presence in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.

As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees, or to withhold authority to vote for one or more of the nominees being proposed. Under the Company’s bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

As to the approval of the Roma Financial Corporation 2008 Equity Incentive Plan (Proposal II), by checking the appropriate box, a stockholder may: vote “FOR” the Plan, vote “AGAINST” the Plan, or “ABSTAIN” with respect to the item. Approval of the Plan requires the affirmative vote of both (i) a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN” and (ii) a majority of the votes cast by stockholders of the Company at the Meeting, other than shares held by Roma Financial Corporation, MHC, without regard to either (i) broker non-votes or (ii) proxies marked “ABSTAIN”.

Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal III) by checking the appropriate box, a stockholder may: (i) vote “FOR” the item, (ii) vote “AGAINST” the item, or (iii) “ABSTAIN” with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to either (i) broker non-votes or (ii) proxies marked “ABSTAIN” as to that matter.

Voting of Shares by the Roma Bank Employee Stock Ownership Plan

As of the Record Date, the Roma Bank Employee Stock Ownership Plan (“ESOP”) held 811,750 shares. ESOP participants may direct the voting of shares allocated to their accounts under the ESOP. As of the Record Date for the Meeting, 81,123 shares have been allocated to participants under the ESOP. Allocated ESOP shares for which no voting instruction form is received and unallocated ESOP shares are voted by the ESOP trustee as directed by the ESOP Plan Committee. Certain directors of the Company serve as the ESOP Plan Committee members. An independent entity serves as ESOP Plan trustee. Prior to the Meeting, the ESOP Plan Committee will make its determination on the matters to be voted on in accordance with the committee’s fiduciary duty.

Your voting instructions will be received directly by the ESOP trustee, who will maintain the confidentiality of your personal voting instructions. You will receive with this proxy statement a voting instruction form for your shares and a return envelope for that form addressed to the ESOP trustee. The ESOP trustee will certify the totals to the Company for the purpose of having those shares voted. It is anticipated that, subject to its fiduciary duty, the ESOP Plan Committee will direct the ESOP Trustee to vote the ESOP shares which are unallocated as of the Record Date and all allocated shares under the ESOP for which no timely voting direction is received in favor of all of the Company’s proposals.

Voting of Shares by the Roma Bank 401(k) Savings Plan

If any of your shares are held in the name of the Roma Bank 401(k) Savings Plan (“401(k) Plan”), you will receive with this proxy statement a voting instruction form for those shares and a return envelope for that form addressed to the 401(k) Plan trustee. An independent entity serves as 401(k) Plan trustee. You may instruct the 401(k) Plan trustee how to vote your shares. Your voting instructions will be received directly by the 401(k) Plan trustee, who will maintain the confidentiality of your personal voting instructions. The 401(k) Plan trustee will certify the totals to the Company for the purpose of having those shares voted.

401(k) Plan shares for which no voting instruction form is received will be voted by the 401(k) Plan trustee in the same proportion as those shares of Company stock for which instructions are timely received from all other 401(k) Plan participants. The Company’s Board of Directors acts as the 401(k) Plan Administrator.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of the Record Date: (i) the ownership of persons and groups known by the Company to own in excess of 5%, (ii) the ownership of the Bank’s employee stock ownership plan and (iii) the ownership of all executive officers and directors as a group.

Name and Addressof Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares of Common Stock Outstanding

Roma Financial Corporation, MHC	22,584,995	(1)	72%
2300 Route 33
Robbinsville, New Jersey 08691

Roma Bank Employee Stock Ownership Plan	811,750		2.6%
2300 Route 33
Robbinsville, New Jersey 08691

All directors and executive officers of the	193,294		0.6%
Company and the Bank as a group (14 persons)

(1)	The Board of Directors of Roma Financial Corporation, MHC directs the voting of these shares. The Board of Directors of Roma Financial Corporation, MHC consists of the Company’s directors.

PROPOSAL I – ELECTION OF DIRECTORS

The Company’s Charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting, to serve for a three-year term and until their successors have been elected and qualified.

Louis A. Natale, Jr. and Robert H. Rosen have been nominated by the Board of Directors to serve as directors. Both nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the directors and executive officers of the Company and the Bank. The aggregate ownership of such individuals’ totals 193,294 shares which represent 0.6% of the Company’s common stock outstanding. Individual ownership percentages are not shown in the table below because none exceed 1%.

Name	Age	Year First Elected or Appointed(1)	Current Term Expires	Shares of Common Stock Beneficially Owned (2)

BOARD NOMINEES FOR TERM TO EXPIRE IN 2011

Louis A. Natale, Jr.	73	1992	2011	30,000
Robert H. Rosen	65	2006	2011	4,833

DIRECTORS CONTINUING IN OFFICE

Maurice T. Perilli	89	1970	2009	32,661
Peter A. Inverso	69	1998	2009	29,852
Simon H. Belli	84	1951	2010	20,000
Rudolph A. Palombi, Sr.	81	1950	2010	20,000
Michele N. Siekerka	43	2005	2009	3,357

EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK

Madhusudhan Kotta	57	N/A	N/A	20,546
Sharon L. Lamont	60	N/A	N/A	5,400
Margaret T. Norton	64	N/A	N/A	12,803
C. Keith Pericoloso	44	N/A	N/A	3,481
Robert W. Summer	54	N/A	N/A	4,457
Peter Villa	58	N/A	N/A	1,000
Barry J. Zadworny	63	N/A	N/A	4,854

(1)	Refers to the year the individual first became a director of the Bank. All directors of the Bank in March 2005 became directors of the Company at that time.
(2)

Beneficial ownership as of the Record Date. An individual is considered to beneficially own shares if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote, or to direct the voting of, the shares; or (2) investment power, which includes the power to dispose, or direct the disposition of, the shares.

Biographical Information

Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company and the Bank.

Louis A. Natale, Jr. is the president and majority stockholder of Ritchie & Page Distribution Co., a beer distributor. Active in several civic organizations, Mr. Natale is on the boards of the Mercer County Chamber of Commerce, the Titusville Academy, and the Mercer County 200 Club.

Robert H. Rosen, CPA has been a certified public accountant with the firm of Klatzkin and Company in Hamilton, New Jersey for 40 years and served as managing partner for six years. Mr. Rosen is a member of the New Jersey Society of Certified Public Accountants, the Pennsylvania Institute of Certified Public Accountants and the American Institute of Certified Public Accountants. He is also an active member of the Hamilton Chapter of the Mercer Regional Chamber of Commerce and chairs the Youth Aid Panel of Lower Makefield Township, Pennsylvania.

Maurice T. Perilli was elected to the Board of Directors of Roma Bank in 1970 after serving as president and board member of Sanhican Savings and Loan. He was appointed executive vice president in 1979. In 1991, Mr. Perilli was elected Chairman of the Board of Roma Bank. Prior to joining the Bank full-time in 1977, Mr. Perilli was president and owner of two newspaper publishing companies for over 40 years. Active in his community, Mr. Perilli is a past Chairman of the Board of the Robert Wood Johnson University Hospital at Hamilton, New Jersey and a trustee since 1970. He also serves as a director of Thomas Edison State College Foundation, Mercer County 200 Club, and Crime Stoppers and is an emeritus director of the Hamilton YMCA.

Peter A. Inverso, CPA has been president and chief executive officer of Roma Bank since 2000 and serves as president and chief executive officer of Roma Financial Corporation and Roma Financial Corporation, MHC since their incorporation in 2005. Mr. Inverso has served as a director of Roma Bank since 1998. He has served as a New Jersey state senator from 1992 to January 2008. Active in several civic and charitable organizations, Mr. Inverso is Immediate Past Chairman of the Board of Directors of the Robert Wood Johnson University Hospital Health Care Corp. at Hamilton, New Jersey, a member of the Board of Trustees of Rider University and a past member of the Board of Governors of the New Jersey League of Community Bankers.

Simon H. Belli retired in 1981. Mr. Belli was president of and partner in Belli Construction Company from 1951 to 1981. Mr. Belli became a director of Roma Bank in 1951.

Rudolph A. Palombi, Sr. retired in 2000. Prior to retiring, Mr. Palombi was President of Roma Bank since 1978. He has been a director of Roma Bank since 1950. Active in numerous civic organizations, Mr. Palombi serves on the boards of the Robert Wood Johnson University Hospital at Hamilton, New Jersey, the Hamilton Area YMCA, the Roman Hall Society and Angel’s Wings. He previously served as a trustee of St. Joachim’s Church in Trenton, New Jersey.

Michele N. Siekerka, Esq. is a licensed attorney and president and chief executive officer of the Mercer Regional Chamber of Commerce. From 2000 to 2004, Ms. Siekerka was employed by AAA MidAtlantic, first as vice president of human resources and then as senior counsel. Active in numerous civic organizations, Ms. Siekerka is a member of, among other organizations, the Robbinsville Township Board of Education, the Mercer County Community College Foundation, the Trenton Public Education Foundation, the Mercer County Bar Association, the Roma Bank Community Foundation, and the Mercer County Investment Board.

Madhusudhan Kotta joined Roma Bank in 1989 and currently serves as Senior Vice President - Investments and Treasurer. Mr. Kotta is associated with the following professional and civic organizations: Accounting and Tax Committee of the New Jersey League of Community Bankers, Business Advisory Commission of Mercer County Community College, and is a member of the New Jersey Business Economists and American Economic Association. He is also associated with the New Jersey film festival and is involved with fund-raising for non-profit organizations.

Sharon L. Lamont, CPA was appointed as Chief Financial Officer in April 2006. She served as a director of Roma Bank from 1993 until her appointment as an officer, on which date she resigned her position as a director. She was previously the sole owner of Sharon Lamont & Associates, a certified public accounting firm which she founded in 2001. From 1988 to 2001, Ms. Lamont was a partner with Schaeffer, Lamont & Associates, a certified public accounting firm. Her civic activities include serving as a director of the Robert Wood Johnson University Hospital at Hamilton, New Jersey, serving as a board member of the Hamilton Area YMCA and serving as a council member of the American Institute of Certified Public Accountants. Ms. Lamont is also the past president of the New Jersey Society of Certified Public Accountants.

Margaret T. Norton joined the Bank in 1978 and currently serves as Senior Vice President and Corporate Secretary. Ms. Norton is the primary administrative officer for Roma Financial Corporation, MHC, Roma Financial Corporation and Roma Bank. She serves on the boards of the Mercer County Community College Foundation, the Mercer Regional Chamber of Commerce, the Lakeview Child Centers, and Anchor House, where she also serves as secretary. She is also a member of the finance committee of the Robert Wood Johnson University Hospital at Hamilton.

C. Keith Pericoloso was appointed Chief Operations Officer in April 2007 and has been in branch operations since he joined the Bank in 1981. Mr. Pericoloso is responsible for the Bank’s daily operations and branch and product development. Mr. Pericoloso provides volunteer services for the Mercer County Italian American Festival and various community organizations.

Robert W. Sumner was appointed Senior Vice President-Information Technology in 2007 and has been with Roma Bank since 2000. Mr. Sumner is responsible for the Bank’s core processing and network systems and serves as the Bank’s Information Security Officer. Mr. Sumner is a member of the Operations and Technology Committee of the New Jersey League of Community Bankers.

Peter Villa joined Roma Bank in January 2007 and is currently serving as Senior Vice President-Lending. During his thirty three year banking career he managed several commercial lending departments and regional lending teams at First Jersey, Midlantic Bank, Collective Bank and Summit Bank. Most recently he was employed by Sun Bank as Vice President and Commercial Relationship Officer from 2002 through 2006. He has held memberships in the Venerable Sons of Italy, was a Zoning Board member in Bellmawr, New Jersey, and was a member of Barrington Little League staff. Mr. Villa is presently the Chairman of St. Francis de Sales School Alumni Association.

Barry J. Zadworny has been Senior Vice President - Compliance since 1989. Mr. Zadworny serves as chairman of the Community Reinvestment Act Committee and Internal Loan Review Committee of Roma Bank and is a member of the CRA and Compliance Committee of the New Jersey League of Community Bankers. He is a member of the Bank Secrecy Act and Compliance Committee of American Bankers Association. An ordained deacon in the Catholic Church, Mr. Zadworny serves as a formation assistant for the Diaconate Office of the Diocese of Trenton. He is a member of the advisory board of Catholic Charities in Mercer County.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 2007, the Bank’s Board of Directors met 23 times and the Company’s Board of Directors met 21 times. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he or she served during the year ended December 31, 2007. The Board maintains an Audit Committee, Compensation Committee, Nominating Committee, Internal Loan Review Committee, Strategic Planning Committee, and an Investment Committee.

The Compensation Committee currently consists of Directors Belli, Natale, Jr., Rosen and Siekerka. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ. This committee meets annually to review management’s recommendations for staff and management salaries and bonuses. During the year ended December 31, 2007, this committee met eight times.

The Audit Committee is comprised of Directors Palombi, Rosen and Siekerka. The Bank’s internal auditor participates in this committee as well; he does not have a vote but attends the meetings and reviews internal auditing matters with the Committee. The Audit Committee meets quarterly, and, additionally as needed, to review internal audits and management’s audit responses. This committee makes recommendations for management action, reviews compliance issues with the compliance officer, and is responsible for engaging the external auditor. Directors Palombi and Rosen meet the requirements to be considered an audit committee financial expert as such term is defined under the regulations of the Securities and Exchange Commission. During the year ended December 31, 2007, this committee met six times. The Committee operates under a written charter, a copy of which was attached as an appendix to the proxy statement for the 2007 annual meeting of stockholders.

Report of the Audit Committee. For the year ended December 31, 2007, the Audit Committee: (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, Beard Miller, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Beard Miller disclosures regarding Beard Miller’s independence as required by Independence Standards Board Standard No. 1 and discussed with Beard Miller its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Audit Committee:

Rudolph A. Palombi, Sr.

Robert H. Rosen (Chair)

Michele Siekerka

Principal Accounting Fees and Services

Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer’s independent auditor to be pre-approved by the issuer’s audit committee. The Company’s Audit Committee has adopted a policy of approving all audit and non-audit services prior to the service being rendered. All of the services provided by the Company’s independent auditor, Beard Miller, for 2006 and 2007 were approved by the Audit Committee prior to the service being rendered.

Audit Fees. The fees incurred by the Company for audit services for the fiscal years ended December 31, 2007 and 2006 were $167,000 and $184,500, respectively. These fees include the audit of the Company’s annual consolidated financial statements and the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Audit Related Fees. The Company did not incur any fees for assurance and related services associated with the audit of the annual financial statements or the review of quarterly financial statements for the fiscal years ended December 31, 2007 and 2006.

Tax Fees. The fees incurred by the Company for preparation of state and federal tax returns for the fiscal years ended December 31, 2007 and 2006 were $13,500 and $13,000, respectively.

All Other Fees. The Company did not incur any fees for services provided by Beard Miller other than those listed above.

Director Nomination Process

The Nominating Committee is composed of Directors Belli, Palombi, Sr., and Siekerka and is responsible for the annual selection of management’s nominees for election as directors. Each member of the Nominating Committee is independent in accordance with the listing standards of the NASDAQ. During the year ended December 31, 2007, this committee met one time. The Committee operates under a written charter, a copy of which was attached as an appendix to the proxy statement for the 2007 annual meeting of stockholders.

The Committee’s process for identifying and evaluating nominees is to conduct a performance evaluation of directors whose terms are expiring, determine whether such person’s performance as a director warrants re-nomination and weigh the qualifications of any candidates who have been recommended to the Committee vis-à-vis each director whose term is expiring. The Committee may solicit new candidate recommendations from directors and officers. A stockholder who wishes to submit a candidate recommendation to the Committee should do so in writing, addressed to the Committee at the Company’s executive offices. The timeframe for the Committee’s annual review and selection of candidates to present to the Board for approval is set forth in the Committee’s charter, as are the guidelines the Committee is directed to observe in its selection and evaluation of nominees.

The specific qualities, skills and qualifications that the Committee believes potential directors should possess include: leadership, reputation for integrity and hard work, ability to exercise independent judgment, and the willingness to disclose obligations and potential conflicts of interest. The Committee believes nominees should have a suitable educational background and it considers the extent to which the individual would bring relevant skills or experiences that are otherwise absent from the Board and the individual’s level of commitment, including his or her available time, energy, and interest.

Stockholder Communications

Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages directors to attend annual meetings of stockholders and expects that all members of the Board will be present at the upcoming meeting. All of the members of the Board attended the 2007 annual meeting.

COMPENSATION DISCUSSION AND ANALYSIS

General

The purpose of this compensation discussion and analysis (“CD&A) is to provide information about each material element of compensation earned by our Named Executive Officers for fiscal 2007. Compensation for all executive officers of the Company, including the Chief Executive Officer, is determined by the Compensation Committee of the Company’s Board of Directors (the “Committee” or the “Compensation Committee”).

The Compensation Committee, which consists entirely of independent directors of the Board, adopted a formal charter on August 8, 2007, which is attached to this proxy statement as Appendix A, detailing its Mission Statement and Principal Functions, Membership, and Responsibilities.

As outlined in its charter, the duties and responsibilities of the Committee are:

•	Create, amend and approve the Company’s compensation and benefit programs, both executive and non executive;
•	Coordinate the Board’s role in establishing performance criteria and goals for the Company’s executives and evaluate the performance of the Company and its executives annually;
•	Review the performance of the Chief Executive Officer and determine the individual elements of total compensation for the Chief Executive Officer;
•

Review the performance and determine the individual elements of total compensation of the executives other than the Chief Executive Officer, and other employees at the level of corporate Vice President and above;

•

Grant or approve the grant of awards whether in cash or otherwise and other benefits pursuant to the Company’s compensation and benefit programs to executive officers and each employee at the level of corporate Vice President and above; and,

•	Determine annual retainer, meeting fees and stock awards for members of the Board and its committees.

Peter A. Inverso, President and Chief Executive Officer, Maurice T. Perilli, Executive Vice President and Margaret T. Norton, Senior Vice President of Administration and Corporate Secretary, participate in determinations regarding the compensation and design of our benefit programs for all employees. However, they do not participate in setting their own compensation.

Our Compensation Objectives and the Focus of Our Compensation Rewards

Our compensation philosophy is dictated by the Compensation Committee of our Board of Directors. We believe that an appropriate compensation program should have a balance between providing rewards to executive officers while at the same time effectively controlling compensation costs. Our objective is to provide overall competitive pay levels in order to attract highly qualified individuals and to retain those individuals in a highly competitive marketplace for executive talent, reward executive officers for superior performance and incent them to perform in a manner that maximizes our corporate performance and enhances stockholder value. Accordingly, our intent is to structure our executive compensation with a focus on a pay-for-performance approach and to offer executive compensation programs that align each individual’s financial incentives with our strategic direction and corporate values.

We view our executive compensation as having the following key elements:

•	a current cash compensation program consisting of salary and cash bonus incentives;
•	long-term equity incentives reflected in awards under our Phantom Stock Appreciation Rights plan, and anticipated future implementation of stock options and restricted stock plans;
•	our tax qualified retirement programs (pension, 401(k) plan and employee stock ownership plan); and,
•	other executive retirement benefits and perquisites.

These programs have as their objective to provide our senior officers with overall compensation that is competitive with comparable financial institutions, aligns individual performance with our business objectives, and aligns senior officer long-term interests with those of the Company’s stockholders.

Comparative Market Data

We annually review our mix of short term performance incentives versus longer term incentives, and incorporate in our compensation reviews the data from studies performed as to appropriate competitive levels of compensation and benefits. We do not have set percentages of short term versus long term incentives. Instead, we look to provide a reasonable balance of those incentives, consistent with competitive standards obtained from available studies and data obtained from peer institutions.

The primary data sources used in setting competitive market levels for executive officer pay are the information contained in survey studies and publicly disclosed data by other comparable community banks. These comparable companies are reviewed annually and may change from year-to-year. These companies, which have been carefully reviewed and considered by the Compensation Committee, include community banks of similar size and business strategy both nationally and those located in our geographic region. The Compensation Committee reviews such data collected in order to determine market competitive levels of compensation as well as reviewing internal pay levels within the executive group. The Compensation Committee makes decisions regarding each individual executive’s target total compensation opportunity with consideration of the goal of motivating and retaining an experienced and effective management team. The Compensation Committee utilizes a selected peer group of companies to assist in its evaluation of our compensation programs. This comparative group of companies in 2006 consisted of twelve other publicly traded financial institutions ranging in asset size from $647 million to $1.24 billion dollars. The peer group averaged $956 million in assets versus our size, at the time, of approximately $875 million in assets. Each peer group financial institution was selected because of its size and similarity in operations as well as general geographic proximity to us. The twelve financial institutions that comprised the peer group were FMS Financial Corp, Peapack-Gladstone Financial Corp, Center Bancorp, Inc., Oritani Financial Corp., Synergy Financial Group, Inc., The First of Long Island Corp., Smithtown Bancorp, Inc., Berkshire Bancorp, Inc., Greater Community Bancorp, Clifton Savings Bancorp, Unity Bancorp, and Pamrapo Bancorp.

In 2006, we compared our compensation programs to industry available databases and to our selected peer group. The process involved hiring an independent compensation consulting firm, IFM Group, Inc. to perform a study in which they:

•	Gathered data from industry specific global and regional compensation databases based upon company size for each executive position.
•	Determined an appropriate peer group of financial institutions based upon similar size and geography.
•	Developed data points at the average, 60th and 75th percentiles for salary and total cash compensation comparisons and reviewed equity grants for peer institutions.
•	Averaged peer group and database statistics together to produce a relevant “market” at the data points for salary and total cash compensation and documented equity ownership at peer institutions.
•	Compared our compensation levels to the “market” data points and determined our relative positioning for competitiveness as to salary, total cash compensation and non-cash compensation.
•	Evaluated other compensation components, including executive benefits as compared to competitive standards.

In the evaluation process, the salary, total cash and equity compensation of our executive officers were compared to corresponding data points of the peer group as well as data available from published financial institution databases. Data regarding employment contracts and change-of-control provisions, as well as data regarding the design and benefit levels of retirement benefits, were also compared to the data derived from the peer banks.

Salaries and incentive cash compensation as well as equity holdings for a number of positions were found to be below “market”. “Market” cash compensation was determined by averaging the data base studies available with the Peer Group data, and determining data points at the average, 60th and 75th percentiles. Accordingly, steps were taken in 2006, and in 2007, to bring those individuals found to have their cash compensation below the “market” data point of the 60th percentile closer to the goal of having the individual’s total cash compensation inclusive of cash bonus to approximate the 60th “market” percentile assuming achievement of personal goals and favorable corporate financial results.

Although we gain considerable knowledge about the competitiveness of our compensation programs through the comparative process and by conducting periodic studies, we recognize that each financial institution is unique and that significant differences between institutions in regard to executive compensation practices exist.

Though the total cash and equity compensation of our executive officers was found to be somewhat below market, we believe that the aggregate of executive compensation programs that we provide will fulfill our objectives of providing a competitive level of compensation and benefits in order to attract and retain key executives. We also believe that redesigning our salary and incentive programs, will appropriately reward performance while fulfilling our objectives to achieve profitability and growth while at the same time allowing us to maintain controls over our compensation costs.

Our policy for allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and our shareholders. Our objective is to provide cash compensation in the form of base salary to meet competitive salary norms and to reward good performance on an annual basis in the form of bonus compensation, to reward superior performance against specific short-term goals, targeting total cash compensation, plus bonus at the 60th percentile of the market. Our intent is to provide non-cash compensation to reward superior performance against specific objectives and long-term strategic goals.

Specific Elements of Our Compensation Program

We have described below the specific elements of our compensation program for executive officers.

Salary. Consolidation continues within the banking industry, and recent experience continues to demonstrate that there remains a limited supply of qualified experienced executives and other officers, particularly in a number of specialized areas. We believe that it is important that we retain a competitive salary structure in order to retain our existing qualified officers and to maintain a base pay structure consistent with the structures utilized for the compensation of similarly situated executives in the industry and at similarly size institutions. During 2007, we established structured salary ranges and guidelines for our executive officers as well as for our other officers and employees. This structured salary program will be reviewed periodically based upon industry standards developed through studies by independent compensation consulting firms engaged by our Compensation Committee for that purpose. A key objective of our salary structure is to maintain reasonable “fixed” compensation costs by targeting base salaries within a competitive range, taking into effect performance as well as experience.

The officers named in our summary compensation table below and referred to in this proxy statement as our “Named Officers” are not currently parties to employment agreements.

Short-Term Incentive Compensation. We maintain an annual bonus plan which has been revised to incorporate a strong pay-for-performance orientation. In 2007, the Company began a transition to the restructured cash incentive program which will be fully operative in 2008. We also revised and formalized our performance objective setting and performance evaluation process throughout the Company in order to support this increased emphasis on “pay for performance.”

Individual performance goals under our 2007 cash bonus program varied by officer job level and function and were based upon our tactical and strategic objectives. The extent to which we achieved our corporate goals and financial results versus budgeted goals were factors considered in the corporate performance portion of our bonus plan.

As of January 1, 2008, the previous cash bonus plan was replaced by a revised plan, The Roma Bank Incentive Compensation Plan. The Plan is an integral part of officer cash compensation for Branch Managers and above. It is designed to communicate the Board’s strategy and to drive the Bank’s business plan on a structured basis for the eligible officers, to reinforce a common focus among eligible officers on the Bank’s continued need for maximum profitability, efficiency and growth, and to reinforce the concept of “team” and overall results, as well as individual performance and results. The incentive plan employs targeted awards as a percentage of base salary, determined by a competitive analysis previously performed by the Bank’s consultant, IFM Group, Inc. Funding is achieved through attainment of profitability targets and other key objectives as established annually by the Board of Directors and as developed each year in the Bank’s profit plan, and by the Bank’s performance in several key financial measures, as determined each year by the Board of Directors, compared to the performance of a group of peer institutions. Beside overall Bank results, individual/business group performance results are also taken into effect for officers below the level of CEO.

The peer group used for 2007 was based upon recommendations by the Bank’s consultant, IFM Group, Inc, and consisted of some fourteen banks ranging in asset size, as of September 30, 2007, from

$474 million to $1.27 billion, from the states of NJ, NY, PA, MA, NH, and ME. The peer group, including the Bank, averaged $841 million in assets versus the Bank’s assets at the time of approximately $876.9 million. Each peer group financial institution was selected because of its size and similarities to the Bank.

The fourteen financial institutions comprising the 2007 peer group were: Carver Federal Savings Bank, Clifton Savings Bank, ESSA Bank & Trust, Fox Chase Bank, Gardiner Savings Bank, Haven Savings Bank, Lake Sunapee Federal Savings, Magyar Bank, Mascoma Savings Bank, Maspeth Federal Savings Bank, Oritani Savings Bank, Prudential Savings Bank, United Bank, and Westfield Bank.

As of September 30, 2007, for 2007, the Bank’s results versus budget components were weighted 80% and the Bank’s performance relative to several key peer Bank financial performance measures, including, return on average assets, net interest margin, efficiency ratio, and non -performing assets as a percentage of assets was weighted 20%. Results were measured based upon a 12 month trailing average ending September 30, 2007.

Under the program in effect in 2007, bonuses were paid to the Named Officers which ranged from 5.9% to 80% as a percentage of base salary. For our President and Chief Executive Officer, his 2007 incentive bonus was based upon attainment of performance goals for Roma Financial Corporation, our subsidiaries and his individual performance.

Long-Term Incentive Compensation. The Bank implemented a Phantom Stock Appreciation Rights Plan, effective November 1, 2002, to reward executive officers, key management and the Board of Directors for achieving strategic goals of the Bank. Under the plan, the future value of units awarded to plan participants is based upon the accumulation of future consolidated retained earnings of the Bank. As of the date of such award on November 1, 2002, such units had no value. The future value of such units will be based upon the increase in consolidated retained earnings of the Bank each December 31. Expenses accrued for the increases in the future value of units awarded will reduce the Bank’s future earnings. There are no thresholds or target payouts set under the plan. The plan will expire on December 31, 2008 and no grants can be made after that date.

The units were awarded to executive officers, key management, and directors of the Bank as of November 1, 2002. Directors of the Bank received 24.8% of such units in the aggregate. Messrs. Inverso, Perilli, Zadworny, Pericoloso and Ms. Norton were awarded 16.3%, 16.3%, 5.0%, 4.6% and 6.0% of the units, respectively. Such units are earned and non-forfeitable after participants have completed 10 years of service with the Bank at a rate of 10% per year or 100% at age 65, whichever is earlier. Distributions of benefits under the plan will be made following retirement, termination of service, death or a change in control of the Bank. The benefit paid to a plan participant will be the accumulated value of his or her units determined by the growth in the Bank’s consolidated retained earnings between November 1, 2002 and the time of distribution of the benefit to a plan participant.

It is our intent to provide long-term incentives to the Named Officers through stock incentive plans to be established in 2008 consistent with competitive standards for our size financial institution. IFM Group’s 2006 compensation study indicated that the absence of such equity compensation placed our executives well below the peer banks’ comparison of total compensation for Named Officers inclusive of equity.

Retirement and Income Security Programs. Our Retirement programs consist of a tax-qualified defined pension benefit plan, a 401(K) plan with a company matching contribution and our employee stock ownership plan. In addition, we maintain a supplemental retirement program for certain Named Officers.

Defined Benefit Retirement Plan. The Bank maintains a tax-qualified noncontributory defined benefit plan (“Retirement Plan”) for employees. All employees who have worked for a period of one year and who have been credited with 1,000 or more hours of employment during the year are eligible to accrue benefits under the Retirement Plan. At the normal retirement age of 65, the plan is designed to provide a single life annuity with no ancillary benefits. For a married participant, the normal form of benefit is an actuarially reduced survivor annuity where, upon the participant’s death, the participant’s spouse is entitled to receive a benefit equal to 50% of the amount paid during the participant’s lifetime. The joint and survivor annuity will be actuarially equivalent to the single life annuity.

The annual retirement benefit provided is an amount equal to the sum of (a) 1.3% of a participant’s average annual earnings not in excess of Covered Compensation and (b) 1.93% of a participant’s average annual earnings in excess of Covered Compensation multiplied by the participant’s years of credited service to the normal retirement date (not to exceed 30 years). Covered Compensation is defined as the average (without indexing) of the Social Security Taxable Wage Base ($97,500 and $94,200 for 2007 and 2006, respectively) in effect at the beginning of each calendar year during the 35 year period ending with the calendar year in which the participant attains Social Security Retirement Age (without regard to any age increase factors under the Social Security Act). Average annual earnings is defined as the average annual total compensation of the 60 consecutive calendar months preceding termination of service. Retirement benefits are also payable upon retirement due to early and late retirement, disability or death. A reduced benefit is payable upon early retirement at or after age 55 and the completion of 5 years of service with the Bank. Upon termination of employment other than as specified above, a participant who has a vested benefit under the Retirement Plan is eligible to receive his or her accrued benefit reduced for early retirement, if applicable, or a deferred retirement benefit commencing on such participant’s normal retirement date. Benefits are payable in various annuity forms.

401(k) Savings Plan. The Bank maintains the Roma Bank 401(k) Savings Plan, a tax-qualified defined contribution plan, for substantially all salaried employees of the Bank who have completed a year of eligible service (as defined under the plan) and attained age 21. Eligible employees may contribute an amount from 1% to 25% of their salary to the plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code of 1986, as amended. For 2007, the contribution limit was $15,500 except participants over age 50 may contribute an additional $5,000 per year. Under the plan, the Bank makes a matching contribution equal to 50% of the first 6.0% of compensation deferred by a participant. The plan has an individual account for each participant’s contributions and allows each participant to direct the investment of his or her account into various investment funds.

Employee Stock Ownership Plan. As part of our stock offering during 2006, we established the Roma Bank Employee Stock Ownership Plan. The plan purchased 811,750 shares of the Company stock as part of the offering for a total of $8,117,500, with funds borrowed from the Company. The stock acquisition loan will be repaid by the plan over a period of approximately 15 years based upon anticipated contributions from the Bank necessary to meet the loan principal and interest obligations of the plan. During the repayment period of the loan, it is anticipated that approximately 54,000 shares of Company stock will be allocated annually to employee participant accounts as a supplement to their retirement program. The employee stock ownership plan will serve to permit all employees of the Company and the Bank to become long term stockholders of the Company, thereby aligning the employees’ interest with the interests of the Company’s stockholders. For the year ended December 31, 2007 and the partial year ended December 31, 2006, ESOP awards to the Named Officers were as follows: Inverso-2,530.408 shares; Perilli – 1,650.694 shares; Norton – 1,837.381 shares; Zadworny – 1,423.400 shares, Pericoloso – 1,352.056 shares, and Lamont-676.718 shares. The shares allocated to the officers above represented 17.5% of the 54,116 shares allocated in 2007, and 15.67% of the 27,058 total shares allocated in 2006.

Supplemental Executive Retirement Agreements. The Bank has entered into supplemental executive retirement agreements with Officers Inverso, Perilli, Norton and Zadworny. The supplemental executive retirement agreements provide benefits at normal retirement age of 69 for Mr. Inverso, 89 for Mr. Perilli, and 65 for Ms. Norton and Mr. Zadworny. However, the plan provides for payments to begin at the later of normal retirement age or the date the individual is no longer employed by the Bank. Details of the values of these retirement benefits may be found in the footnotes and narratives to the Summary Compensation Table and in the narratives accompanying the Pension Benefits Table and the Nonqualified Deferred Compensation Table.

Employment Contracts and Change Of Control Agreements. Employment contracts and change-of-control agreements do not exist for any Named Officers as of December 31, 2007. As a result of recommendations from the IFM Group, Inc. regarding competitive practices among peer banks, agreements are currently being considered for Mr. Perilli and Mr. Inverso.

Compliance with Sections 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Since we retain discretion over bonuses under our cash incentive plan, those bonuses will not qualify for the exemption for performance-based compensation. The Compensation Committee intends to provide executive compensation in a manner that will be fully deductible for federal income tax purposes, so long as that objective is consistent with overall business and compensation objectives. However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of our shareholders, after taking into consideration changing business conditions or the executive officer’s performance.

Compensation Committee Report

The Compensation Committee considered and discussed the foregoing Compensation Discussion and Analysis (CD&A) with executive management and gave its recommendation to the Board of Directors that the CD&A be included in this proxy statement.

Compensation Committee: Simon H. Belli, Louis A. Natale, Jr., Robert H. Rosen and Michele N. Siekerka.

Compensation Committee Interlocks and Insider Participation. No member of our Compensation Committee is or formerly was an officer or employee of the Company. During 2007, none of our executive officers served on the Compensation Committee (or equivalent), or the Board of Directors, of another entity whose executive officer or officers served on our Compensation Committee or Board.

EXECUTIVE OFFICER COMPENSATION

Summary Information

The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive officer, principal financial officer and certain other executive officers of the Company or the Bank. Ms. Lamont was appointed as Chief Financial Officer in April 2006, and therefore her compensation as an officer in 2006 does not reflect a full year.

	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		(a)	(b)	(c)	(d)	(e)	(f)

Peter A. Inverso	2007	$295,000	$170,000	$33,933	$129,255	$57,062	$685,250
President and Chief	2006	$269,712	$170,000	$25,315	$121,289	$36,061	$622,377
Executive Officer

Maurice T. Perilli	2007	$156,250	$125,000	$33,933	$85,520	$44,925	$445,628
Executive Vice	2006	$110,337	$175,000	$25,315	$109,746	$24,692	$445,090
President and Chairman

Margaret T. Norton	2007	$166,500	$30,000	$8,507	$171,897	$38,059	$414,963
Senior Vice President	2006	$153,490	$30,000	$9,422	$144,614	$22,649	$360,175
Corporate Secretary

Sharon Lamont	2007	$150,000	$30,000	$12,979	$42,972	$16,840	$252,791
Chief Financial Officer	2006	$85,019	$10,000	$8,573	$—	$696	$104,288

Barry Zadworny	2007	$127,500	$7,500	$5,543	$83,491	$29,963	$253,997
Senior Vice President	2006	$125,048	$7,500	$6,140	$73,313	$17,461	$229,462
Of Compliance

C. Keith Pericoloso	2007	$126,000	$30,000	$5,039	$17,540	$26,132	$204,711
Senior Vice President	2006	$98,500	$29,000	$5,582	$12,190	$13,315	$183,260
of Branch Operations

In the table above:

•

When we refer to non-equity incentive plan compensation in column (c) above, we are referring to the Phantom Stock Appreciation Rights Plan implemented in 2002. The compensation shown for 2007 and 2006 is the amount of the Bank’s contribution to the plan for the year and earnings on plan balances for the year. Expense is accrued annually for increases in the future value of the phantom stock units, corresponding to the accumulation of retained earnings of the Bank.

•

When we refer to changes in pension values in column (d) above, we are referring to the aggregate change in the present value of the Named Officer’s accumulated benefit under all defined benefit and actuarial plans from the measurement date used for preparing our 2005 and 2006 year-end financial statements to the measurement date used for preparing our 2006 and 2007 year-end financial statements. For Mr. Inverso, the change in value under the Retirement Plan and the Supplemental Retirement Plan was $35,093 and $94,162, respectively for 2007 and $34,343 and $86,946, respectively, for 2006. For Mr. Perilli, the change in value under the Supplemental Retirement Plan was $85,520 and $109,746 for 2007 and 2006, respectively. For Ms. Norton, the change in value under the Retirement Plan and the Supplemental Retirement Plan was $129,801 and $42,096, respectively for 2007 and $105,744 and $38,870, respectively, for 2006. Ms. Lamont did not participate in the Supplemental Executive Retirement Plan during 2006 or 2007. Ms Lamont did not participate in the Retirement Plan in 2006, but was eligible and did participate in 2007. In 2007, Ms. Lamont’s change in value under the Retirement Plan was $42,972. For Mr. Zadworny, the change in value under the Retirement Plan and the Supplemental Retirement Plan was $53,561 and $29,930, respectively, for 2007 and $45,677 and $27,636, respectively, for 2006. Mr. Pericoloso did not participate in the Supplemental Retirement Plan in 2007 or 2006. The change in value under the Retirement Plan for Mr. Pericoloso was $17,540 and $12,190, respectively, for 2007 and 2006.

•

The Named Officers did not receive any nonqualified deferred compensation earnings during 2006 or 2007. When we refer to “nonqualified deferred compensation earnings,” we are referring to above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified, such as earnings on a nonqualified defined contribution plan.

•	“All other compensation” in column (e) above includes the following:

•          for Mr. Inverso in 2007: $8,244 of life and disability insurance premiums, 2,530 shares under the Roma Bank Employee Stock Ownership Plan (valued at $41,069 based on an average stock price of $16.23 per share) and $7,750 representing matching payments that we made under our 401(k) plan.

•          for Mr. Perilli in 2007: $13,447 of life and disability insurance premiums, 1,651 shares under the Roma Bank Employee Stock Ownership Plan (valued at $26,791 based on an average stock price of $16.23 per share) and $4,688 representing matching payments that we made under our 401(k) plan.

•          for Ms. Norton in 2007: $3,243 of life and disability insurance premiums, 1,837 shares under the Roma Bank Employee Stock Ownership Plan (valued at $29,821 based on an average stock price of $16.23 per share) and $4,995 representing matching payments that we made under our 401(k) plan.

•          for Ms. Lamont in 2007: $2,049 of life and disability insurance premiums,677 shares under the Roma Bank Employee Stock Ownership Plan (valued at $10,983 based on an average stock price of $16.23 per share) and $3,808 representing matching payments that we made under our 401(k) plan.

•          for Mr. Zadworny in 2007: $3,674 of life and disability insurance premiums, 1,423 shares under the Roma Bank Employee Stock Ownership Plan (valued at $23,102 based on an average stock price of $16.23 per share) and $3,187 representing matching payments that we made under our 401(k) plan.

•          for Mr. Pericoloso in 2007: $1,668 of life and disability insurance premiums, 1,352 shares under the Roma Bank Employee Stock Ownership Plan (valued at $21,944 based on an average stock price of $16.23 per share) and $ 2,520 representing matching payments that we made under our 401(k) plan.

Employment Agreements

In 2002, the Bank entered into an employment agreement with Mr. Perilli to accommodate his desire to continue providing his services to the Bank while reducing his time commitment as a full-time officer and employee of the Bank. Mr. Perilli’s base salary on July 1, 2002 was $202,500. Pursuant to the terms of the agreement, from July 1, 2002 to June 30, 2003, his annual base salary was fixed at 90% of his base salary; from July 1, 2003 to June 2004, his annual base salary was fixed at 80% of his base salary; from July 1, 2004 to June 30, 2005, his annual base salary was fixed at 70% of his base salary; and from July 1, 2005 to June 30, 2007, his base salary was fixed at 50% of his base salary. Pursuant to the terms of this agreement, Mr. Perilli is eligible for all benefits and perquisites provided to employees and executive management employees of the Bank, including bonuses. The agreement expired in June 2007. Upon expiration of the agreement, the Compensation Committee reviewed Mr. Perilli’s substantial contributions to the Bank and determined that, since Mr. Perilli’s time commitment to the Bank had never actually diminished as anticipated in 2002, Mr. Perilli’s salary should be raised. According, effective July 1, 2007, his salary was set at $200,000 from $112,500. The Bank anticipates implementing a new employment contract for Mr. Perilli during 2008, however, no such agreement is effective at this time.

The Bank also anticipates implementing an employment contract for Mr. Inverso during 2008, however, no such agreement is effective at this time.

Pension Benefits

The following table sets forth, for each of the Named Officers, information regarding the benefits payable under each of our plans that provides for payments or other benefits at, following, or in connection with such Named Officer’s retirement. Those plans are summarized below in the following table. The following table does not provide information regarding tax-qualified defined contribution plans or nonqualified defined contribution plans.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Peter A. Inverso	Roma Bank Pension Plan Trust Roma Bank SERP	7	$ 241,736 $ 414,855	$ - $ -

Maurice T. Perilli	Roma Bank Pension Plan Trust Roma Bank SERP	30	$ - $ 414,855	$ - $ -

Margaret T. Norton	Roma Bank Pension Plan Trust Roma Bank SERP	29	$ 905,413 $ 185,465	$ - $ -

Barry Zadworny	Roma Bank Pension Plan Trust Roma Bank SERP	18	$ 387,526 $ 131,865	$ - $ -

C. Keith Pericoloso	Roma Bank Pension Plan Trust	26	$ 88,054	$ -

Sharon Lamont	Roma Bank Pension Plan Trust	1	$ 42,972	$ -

In the table above:

•

We have determined the years of credited service based on the same pension plan measurement date that we used in preparing our audited financial statements for the year ended December 31, 2007. We refer to that date as the “Plan Measurement Date.”

•

When we use the phrase “present value of accumulated benefit”, we are referring to the actuarial present value of the Named Officer’s accumulated benefits under our pension plans, calculated as of the Plan Measurement Date.

•	The present value of accumulated benefits shown in the table above has been determined using the assumptions set forth in our audited financial statements for the year ended December 31, 2007.
•	No amounts were actually paid or provided to the Named Officers during 2007.

The Bank Retirement Plan - which we refer to as the “Retirement Plan” -is intended to be a tax-qualified defined benefit plan under Section 401(a) of the Internal Revenue Code. The Retirement Plan, which has been in effect since 1970, generally covers employees of the Bank who have completed one year of service.

Supplemental Executive Retirement Agreements

The Bank has entered into supplemental executive retirement agreements with Officers Inverso, Perilli, Norton and Zadworny. The supplemental executive retirement agreements provide benefits at normal retirement age of 69 for Mr. Inverso, 89 for Mr. Perilli, 65 for Ms. Norton and 65for Mr. Zadworny. The benefits at normal retirement age are approximately $60,000 per year for Messrs. Inverso and Perilli, $32,000 per year for Ms. Norton, and $26,000 per year for Mr. Zadworny. The benefits will be paid in equal monthly installments for 120 months. If the participant terminates employment prior to a normal retirement age, there is a lower annual benefit for early termination, disability, or a change in control. If the participant dies while still employed by the Bank, the beneficiary would receive a lump sum payment within 60 days of the participant’s death. If the participant dies after benefit payments have commenced, the participant’s beneficiary will receive the remaining payment as if the participant had survived. If the participant dies after termination of employment, but prior to receiving benefits under the plan, the beneficiary will receive the payments in the same manner as they would be paid to the participant within 60 days of the death of the participant.

As of December 31, 2007, the Bank had accrued approximately $414,855 under Mr. Inverso’s supplemental executive retirement agreement, $414,855 under Mr. Perilli’s supplemental executive retirement agreement, $185,465 under Ms. Norton’s supplemental executive retirement agreement, and $131,865 under Mr. Zadworny’s supplemental executive retirement agreement. These accruals reflect the scheduled accruals under the plan in order for the retirement benefit provided by the plan to be fully accrued at the expected retirement date.

Nonqualified Deferred Compensation

The following table sets forth information with respect to the Bank’s Phantom Stock Appreciation Rights Plan, which provides for deferral of compensation on a non tax-qualified basis.

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Fiscal Year End

Peter A. Inverso	$—	$—	$33,933	$—	$176,802

Maurice T. Perilli	$—	$—	$33,933	$—	$176,802

Margaret T. Norton	$—	$—	$8,507	$—	$30,962

Sharon Lamont	$—	$—	$12,979	$—	$50,893

Barry Zadworny	$—	$—	$5,543	$—	$20,177

C. Keith Pericoloso	$—	$—	$5,039	$—	$18,345

DIRECTOR COMPENSATION

Roma Bank directors received an annual retainer of $33,600 in 2007 for service on Roma Bank’s Board of Directors and did not receive additional compensation for serving on the Boards of Roma Financial Corporation or Roma Financial Corporation, MHC. The aggregate director fees paid to the directors of Roma Bank for the year ended December 31, 2007 was $168,000. Directors who also serve as employees do not receive compensation as directors.

The following table sets forth information regarding the compensation we paid to our directors for 2007. When we refer to non-equity incentive plan compensation in the table below we are referring to the Phantom Stock Appreciation Rights Plan implemented by the Bank in 2002. The compensation shown for 2007 is the amount of the Bank’s contribution to the plan for the year and earnings on plan balances for the year. Expense is accrued annually for increases in the future value of the phantom stock units, corresponding to the accumulation of retained earnings for the Bank. Neither Mr. Rosen nor Ms. Siekerka has received any award under the Phantom Stock Appreciation Rights Plan

	Fees Earned or Paid in Cash	Non-Equity Incentive Plan Compensation	Total

Simon H. Belli	$33,600	$14,364	$47,964
Rudolph A. Palombi, Sr	$33,600	$14,364	$47,964
Louis A. Natale, Jr.	$33,600	$14,364	$47,964
Robert H. Rosen	$33,600	$—	$33,600
Michele N. Siekerka	$33,600	$—	$33,600

ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock is registered pursuant to Section 12(b) of the Securities and Exchange Act of 1934, as amended. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock (“10% beneficial owners”) are required by Section 16(a) of such act to file reports of ownership and changes in beneficial ownership of the Common Stock with the Securities and Exchange Commission and NASDAQ and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock. To the Company’s knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2007 fiscal year.

Certain Relationships and Related Transactions and Director Independence

Other than as disclosed below, no directors, executive officers or their immediate family members were engaged, directly or indirectly, in transactions with Roma Financial Corporation or any subsidiary during the three years ended December 31, 2007 (excluding loans with Roma Bank).

Director Palombi’s son, Rudolph Palombi, Jr., is a lawyer who serves as the Bank’s counsel and provides other professional services to the Bank. Rudolph Palombi, Jr. was paid by the Bank approximately $79,629 and $72,177 during the years ended December 31, 2007 and 2006, respectively. Management believes that the transactions with Mr. Palombi, Jr. were on terms at least as favorable to the Bank as it would have received in transactions with an unrelated party.

The Bank makes loans to its officers, directors and employees in the ordinary course of business. It is a firm policy of the Bank to grant insider loans under the same terms and conditions as for non-insiders. There is no preferential treatment with respect to loans and rates, and such loans also do not include more than the normal risk of collectibility or present other unfavorable features.

Other than Mr. Inverso, who is our President and Chief Executive Officer, and Mr. Perilli, who is our Executive Vice President, each member of our Board of Directors is an outside director independent of management, the Company and the Bank, and free of any relationship that would interfere with the exercise of independent judgment in carrying out their duties as directors. The Board of Directors carefully monitors any situation that could cause a member to cease to be independent under the requirements of the NASDAQ.

PROPOSAL II – APPROVAL OF THE ROMA FINANCIAL CORPORATION

2008 STOCK EQUITY INCENTIVE PLAN

The Plan provides that the Board of Directors or the Compensation Committee of the Board of Directors (the “Committee”) may grant stock options and restricted stock awards to officers, employees and directors. The number of shares of common stock to be reserved and available for awards under the Plan is 1,810,073 based upon a total of 31,387,919 shares of Common Stock outstanding as of the Record Date.

Summary Description of the Plan

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Purpose. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its subsidiaries or affiliates, and to assist the Company in attracting and retaining officers, employees and directors with experience and ability in order to aid the Company in rewarding such individuals who provide substantial services to the Company or its subsidiaries or affiliates, and who promote the creation of long-term value for the Company’s shareholders by closely aligning the interests of participants with those of shareholders.

Types of Awards. The Plan provides that the Committee may grant stock options and restricted stock awards to participants selected by the Committee. Options awarded under the Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), options that do not, or cease to, qualify as incentive stock options under the Code (“non-statutory stock options” or “NSOs”) and stock awards (“Stock Awards”) comprised of shares of Company common stock.

Eligibility for Awards. Within the sole discretion of the Board or the Committee, Awards may be granted under the Plan to officers, employees and outside directors of the Company.

Administration. The Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board. Members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

Subject to certain regulatory requirements of the Office of Thrift Supervision (the “OTS”) with respect to plan administration, the Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

•	select the individuals to receive Awards under the Plan;
•	determine the type, number, vesting requirements and other features and conditions of individual Awards;
•	determine the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award;
•	interpret the Plan and Award Agreements issued with respect to individual Awards; and
•	make all other decisions related to the operation of the Plan.

Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Plan. The Board of Directors may, in the exercise of its discretion, by resolution, undertake, perform or exercise any function or authority with respect to administration of the Plan.

Shares Available; Adjustments. The maximum number of shares of the Common Stock that may be delivered pursuant to Awards under the Plan is 1,810,073 shares. The following additional share limits will also apply to the Plan:

•	Of the 1,810,073 Plan shares, the Company may issue a maximum of 1,292,909 shares upon the exercise of stock options.
•	Of the 1,810,073 Plan shares, the Company may grant a maximum of 517,164 shares as Stock Awards.

Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. Shares subject to an award under the Plan that is canceled, expired, forfeited, or otherwise terminated without a delivery of shares or consideration to the participant will again be available for awards. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Terms of Stock Options. A stock option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the Plan, “Fair Market Value” means the closing sales price reported on NASDAQ (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any option granted hereunder which are not inconsistent with the terms of the Plan. If such option is intended to qualify as an ISO, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan.

Exercise of Options. No shares of Common Stock may be issued upon the exercise of an option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of an option by an optionee (or the optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

Option Grants to Outside Directors. Pursuant to the terms of the Plan, NSOs to purchase shares of Common Stock may be granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such options shall be deemed immediately 100% exercisable for their remaining term.

Terms of Restricted Stock. Restricted stock is stock that is subject to certain restrictions and to a risk of forfeiture. A Stock Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Generally, participants shall receive dividends and other distributions declared and paid on the shares subject to a Stock Award.

Vesting of Awards. Awards under the Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant. Except for Awards that will be “performance based compensation,” Awards will not be earned and non-forfeitable more quickly than at the rate of one-third on the one year anniversary of the grant of such award and one-third annually thereafter, except in the event of the death or disability of the Participant or a change in control transaction occurring after the date of grant of such Award.

Award Payouts. The Company may make payouts related to Awards in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, an ISO may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee’s death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.

Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each stock option then outstanding shall become fully vested and remain exercisable for its remaining term and all Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

Performance Based Features. A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. The Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any stock awards being granted to any participant are intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code.

The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge-offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion to reduce such awards as permitted under applicable law for purposes of an exception to Section 162(m) of the Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Code.

The maximum number of shares subject to a Stock Award that may be granted in any one calendar year to any participant that shall be deemed “performance-based compensation” and that may be earned and non-forfeitable in a single installment upon attainment of such performance criteria shall be 25,000 shares.

Other Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes. The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred.

Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of options and any material amendments to the Plan shall be subject to a ratification vote by the Company’s stockholders.

Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of options.

It is the Company’s present intention to fund the Stock Awards through open-market purchases of Common Stock, which will cause no dilutive effect. The Plan provides, however, that Common Stock to be awarded may be acquired by the Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company.

Federal Income Tax Treatment of Awards Under the Plan

The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

In accordance with Section 162(m) of the Internal Revenue Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation. The Company intends for the award of options under the Plan to comply with the requirement for an exception to Section 162(m) of the Internal Revenue Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Internal Revenue Code.

Restricted Stock. Generally, the recipient of a Stock Award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the Fair Market Value of the stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A Stock Award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Stock Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations. The Committee may designate whether any stock awards being granted to any participant are intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code, and thereby not included in the $1 million limitation on deductibility of compensation. Unless such awards are specifically designated as “performance-based compensation,” such Stock Awards shall not be deemed subject to the limitations and restrictions of Section 162(m) of the Code.

Benefits to Named Executive Officers and Others

Awards, if any, will be granted under the Plan only after the Plan is approved by stockholders. All awards under the Plan will be made at the discretion of the Committee. Accordingly, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the Plan had been in effect. In no event shall Shares subject to options or Stock Awards granted to outside directors in the aggregate under this Plan exceed more than 30% of the total number of shares authorized for delivery under this Plan with respect to stock options or Stock Awards or exceed more than 4% of such shares to any individual outside director. In no event shall shares subject to options or Stock Awards granted to any single participant exceed more than 20% of the total number of shares authorized for delivery under the Plan.

Equity Compensation Plan Information

The Company did not maintain any equity compensation plans under which its common stock may be issued upon the exercise of options, warrants and rights as of December 31, 2007.

Shareholder Approval

Shareholder approval of the Plan is being sought in accordance with the listing standards of NASDAQ and OTS regulations. Shareholder approval of the Plan is also required to permit the Options to qualify as ISOs in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code. Shareholder approval of the Plan will enable recipients of stock options and Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. The OTS does not endorse or approve the Plan in any way.

The Board of Directors unanimously recommends that stockholders vote “FOR” approval of the Roma Financial Corporation 2008 Equity Incentive Plan.

PROPOSAL III – RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors of the Company has appointed Beard Miller as the Company’s independent auditor for the fiscal year ending December 31, 2008. A representative of Beard Miller is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Beard Miller Company LLP as the Company’s auditors for the 2008 fiscal year.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy materials for the Annual Meeting of Stockholders to be held in 2009, all stockholder proposals must be received at the Company’s executive office at 2300 Route 33, Robbinsville, New Jersey 08691 by November 24, 2008. Stockholder

proposals must meet other applicable criteria, as set forth in the Company’s bylaws, in order to be considered for inclusion in the Company’s proxy materials.

Under the Company’s bylaws, stockholder proposals that are not included in the Company’s proxy statement for the 2008 Annual Meeting will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address at least five days before the meeting. Stockholder proposals must meet other applicable criteria, as set forth in the Company’s bylaws, in order to be considered at the 2009 Annual Meeting.

OTHER MATTERS

At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. If any other business may properly come before the Meeting or any adjournment thereof less than a reasonable time before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 accompanies this proxy statement.

APPENDIX A

ROMA FINANCIAL CORPORATION

COMPENSATION COMMITTEE CHARTER

The Board of Directors of the Company (the “Board”) has delegated to the Compensation Committee (the “Committee”) the responsibilities for overseeing certain aspects of employee compensation for the Company set forth herein.

Section 1. Mission Statement and Principal Functions. The Committee’s basic responsibility is to (a) develop and oversee the implementation of the Company’s compensation philosophy with respect to the directors and executive officers of the Company, and other employees at the level of Vice President and above, and (b) assure that the employees of the Company and its subsidiaries are compensated effectively in a non-discriminatory manner consistent with such compensation philosophy, internal equity considerations, market practice and the requirements of the appropriate employment laws and regulatory bodies. The Committee shall also review and recommend to the full Board the Company’s Compensation Discussion and Analysis disclosure containing the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission and prepare a Committee report for the Company’s annual reports or proxy statements.

Section 2. Membership.

(a) Appointment. The Board, pursuant to the procedures set forth in the By-Laws of the Company, shall appoint each director comprising the Committee and shall designate which such director shall serve as the Chairman of the Committee.

(b) Term. Each director comprising the Committee shall serve on the Committee until the resignation of such director or the removal of such director by the Board.

(c) Qualifications.

(1) Knowledge. Each director on the Committee shall endeavor to be knowledgeable in the field of compensation, both executive and non-executive.

(2) Independence.

(A) Committee members shall meet the requirements of the Securities and Exchange Commission and the NASDAQ. Each director on the Committee shall be independent of management and free from any relationship that, in the opinion of the Board, as evidenced by its election of such Committee members, would interfere with the exercise of independent judgment as a Committee member. A director shall not be considered independent if such director (i) has within the previous three years been an employee of the Company or any of its affiliates, (ii) has a direct or, through any affiliate of such director, indirect business relationship with the Company, unless, in the opinion of the Board, such business relationship would not interfere with such director’s exercise of independent judgment, (iii) serves in an executive capacity or as a director of another corporation on whose compensation committee any of the Company’s executive officers serve or otherwise assist in determining the compensation of such director or (iv) is the spouse, spousal equivalent, parent, dependent, nondependent child or sibling of an executive officer of the Company.

(B) Notwithstanding anything to the contrary in this Charter, each director on the Committee shall be permitted to own the capital stock of the Company; provided,

however, that any such director shall be prohibited from disposing of such capital stock during periods in which the Company’s trading window is closed, or within six (6) months of the date of grant and, with respect to capital stock exercisable for or convertible into shares of common stock, the date of exercise or conversion of such capital stock.

Section 3. Responsibilities. The principal responsibilities of the Committee are to:

(a) review the Company’s overall compensation philosophy and evaluate the results of its policies to ensure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance stockholder value, rewards superior performance, and is justified by the returns available to stockholders;

(b) create, amend, and approve, subject to submission to the stockholders of the Company, if required by law or any applicable regulatory body, the Company’s compensation and benefit programs, both executive and non-executive, to ensure the attraction, retention and appropriate reward to the Company’s employees, to motivate their performance in the achievement of the Company’s business objectives and to align the interest of such employees with the long-term interests of the Company’s stockholders and administer and interpret such compensation and benefit programs, in a manner which is equitable, fair and consistent with the policies set forth herein;

(c) coordinate the Board’s role in establishing performance criteria and goals for the Company’s executives, evaluate the performance of the Company and its executives annually and certify whether and to what extent performance goals have been attained;

(d) establish and periodically review policies in the area of executive perquisites;

(e) review and recommend to the Board for approval the terms of any employment agreement or any other agreement providing for severance, post-termination or change of control benefits between the Company and the Chief Executive Officer, Chairman and Executive Vice President, and Chief Administrative Officer, and review and approve the terms of any employment agreement or any other agreement providing for any severance, post-termination or change of control benefits between the Company and any other employees at the level of corporate Vice President and above, in each case taking into account the Company’s compensation philosophy as established by the Committee;

(f) review the performance of the Chief Executive Officer and determine the individual elements of total compensation for the Chief Executive Officer (at a meeting at which the Chief Executive Officer is not present), considering the performance of the Chief Executive Officer and the general performance of the Company as well as the compensation practices in the markets where the Company competes for executive talent and taking into account the Company’s compensation philosophy as established by the Committee;

(g) review the performance of the executives other than the Chief Executive Officer, and any other employees at the level of corporate Vice President and above, and determine the individual elements of total compensation for such officers of the Company other than the Chief Executive Officer (at a meeting at which the Chief Executive Officer may not be present), considering the recommendations of the Chief Executive Officer with respect to such compensation, the performance of such officers and the general performance of the Company as well as the compensation practices in the markets where the Company competes for executive talent and taking into account the Company’s compensation philosophy as established by the Committee;

(h) grant or approve the grant of awards, whether in cash or otherwise, and other benefits pursuant to the Company’s compensation and benefit programs to executive officers and each employee at the level of corporate Vice President and above, review and approve the recommendations of the Chief Executive Officer with respect to such awards to other employees;

(i) review and discuss with the Company’s Chief Executive Officer and Chief Financial Officer the Compensation Discussion and Analysis required in the Company’s annual report or proxy statement and determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual reports or proxy statements for the annual meetings of stockholders;

(j) provide, over the names of the members of the Committee, the annual Compensation Committee Report for the Company’s annual reports or proxy statements for the annual meetings of stockholders with respect to those matters required by the Securities and Exchange Commission and appropriate regulatory bodies;

(k) review with the Chief Executive Officer matters relating to management succession;

(l) determine annual retainer, meeting fees and stock awards for members of the Board and its committees;

(m) monitor compliance by directors and executive officers with the Company’s stock ownership guidelines, if any;

(n) perform the responsibilities of the Committee with respect to the Company’s equity programs,

(o) undertake such other responsibilities as may be assigned to the Committee, from time to time, by the Board or as designated in compensation or benefit plan documents.

The Committee may delegate to the Chief Executive Officer such of its duties and responsibilities as the Committee deems to be in the best interests of the Company, provided such delegation is not prohibited by law, regulation or NASDAQ.

Section 4. Use of Resources. The Committee shall have the right to make use of appropriate resources in fulfilling its duties and responsibilities, including:

(a) retaining and determining the fees and retention terms of such third party counsel, consultants, accountants and other advisors as the Committee deems necessary or advisable to assist in setting and evaluation of director, Chief Executive Officer and executive compensation, and have sole authority to terminate such advisors; and

(b) utilizing comparative evaluations of the Company’s performance and goals relative to similarly sized enterprises and analytical tools such as tally sheets, wealth accumulation analysis and internal pay equity studies.

Section 5. Annual Evaluation. The Committee shall, at least annually, conduct a self-evaluation of the performance of the Committee and its members, review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

APPENDIX B

ROMA FINANCIAL CORPORATION

2008 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN.

The purpose of this 2008 Equity Incentive Plan is to provide incentives and rewards to selected officers, employees and directors that contribute to the success and growth of Roma Financial Corporation, and its Affiliates, and to assist these entities in attracting and retaining selected officers, employees and directors with necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.	DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

“Award” means Restricted Stock Awards and/or Stock Options, as set forth in Section 6 of the Plan.

“Bank” means Roma Bank, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant’s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” means the board of directors of the Company.

“Cause” means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

“Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge into the Company or the Bank and a new Parent of the Company or the Bank is formed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” or “Shares” means shares of common stock of the Company.

“Company” means Roma Financial Corporation, and any successor entity or any future parent corporation of the Bank.

“Director” means a person serving as a member of the Board of Directors of the Company from time to time.

“Director Emeritus” means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

“Eligible Participant” means an Employee or Outside Director who may receive an Award under the Plan.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” means a) for a security traded on a national securities exchange, including the Nasdaq Global market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; b) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

“Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

“MHC” means Roma Financial Corporation, MHC, the mutual holding company of the Bank.

“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board of Directors of the Company who is not also an Employee.

“Parent” means any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means an individual who is granted an Award pursuant to the terms of the Plan; provide, however, upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” means this Roma Financial Corporation 2008 Equity Incentive Plan.

“Restricted Stock Award” means an Award of shares of restricted stock granted to a Participant pursuant to Section 6.1(b) of the Plan.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan.

“Trustee” or “Trustee Committee” means that person(s) or entity appointed by the Committee to hold legal title to the Plan assets under any Trust for the purposes set forth herein.

3.	ADMINISTRATION.

(a)

Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;
(ii)	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of Awards made under the Plan;
(iii)

establish the terms, conditions and criteria related to performance-based compensation in accordance with Section 162(m) of the Code, if applicable, and the certification of attainment of such performance-based criteria;

(iv)	interpret the Plan and Award Agreements (as defined below); and
(v)	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan.

(c)

Awards. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;
(ii)	the Exercise Price for any Option;
(iii)	the number of shares or rights subject to the Award;
(iv)	the expiration date of the Award;
(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)

Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.	ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.    SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1         Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company’s authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2         Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 1,810,073 shares. The following limits also apply with respect to Awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 1,292,909 shares.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 517,164 shares.

5.3         Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4         Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.	AWARDS.

6.1        Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options and Restricted Stock Awards, as follows:

(a)	Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)

Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)

for no consideration to: (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6.1, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)

If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)

To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)

Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)

Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to each Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant of such Award and 20% annually thereafter during periods of continuing service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100%

exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Director’s death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

(b)	Restricted Stock Awards.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)

The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this Section 6.1, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)

Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award shall be transferred to the Beneficiary. The designation of a Beneficiary shall not constitute a transfer.

(3)

If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)

Issuance of Certificates. The Committee shall take such action as is reasonably necessary for the prompt issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE ROMA FINANCIAL CORPORATION 2008 EQUITY INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND THE ROMA FINANCIAL CORPORATION THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF ROMA FINANCIAL CORPORATION.

This legend shall not be removed until the individual becomes vested in such Restricted Stock Award pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv)

Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the date of grant of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award within 30 days of the payment date applicable to such distributions declared and paid with respect to the Common Stock; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.

(v)

Voting Rights Associated with of Restricted Stock Awards. Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant and the Restricted Stock Award shall be deemed earned and non-forfeitable. Any shares of Common Stock held by the Trust prior to such time shall be voted by the Trustee of such Trust as directed by the Committee; Any shares of Common Stock held by Company prior to such time shall be voted by the Committee in accordance with the stock power held by the Company applicable to such Awards.

(vi)

Restricted Stock Awards to Outside Directors. Notwithstanding anything herein to the contrary, the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to each Outside Director of the Company. Such Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of such date of grant and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Such Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(b) herein.

(c)	Performance-Based Compensation.

Any Restricted Stock Award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Section 162(m) of the Code, as may be determined by the Committee. The grant of any Restricted Stock Award subject to such performance measures and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Section 162(m) of the Code.

(i)

Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or an Affiliate and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(ii)

Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 6.4(b).

(iii)

Adjustments. Pursuant to this Section 6.1(c), in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion to reduce awards as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Affiliates conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(iv)

Other Restrictions. Any Award that shall be contingent upon the attainment of performance-based compensation criteria established in accordance with this Section 6.1(c) shall be evidenced by a written agreement setting forth the performance criteria established, the maximum amounts to be earned or payable and such other terms and conditions applicable to such Award. Such Awards shall be granted and administered to comply with the requirements of Section 162(m) of the Code. Any such Award shall be made not later than 90 days after the start of the period for which the Award performance criteria relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any performance criteria will be made by the Committee. No such Award or portion thereof that is subject to the attainment or satisfaction of a condition based upon performance criteria shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or performance criteria to which the distribution, earning or vesting of such Award is subject have been achieved. Notwithstanding anything herein at Sections 6.1(b)(iv) or (v) to the contrary, a Participant receiving an Award conditioned upon the attainment of performance criteria in accordance with Section 6.1(c) herein, shall have no rights as a shareholder until the certification of attainment of the performance criteria has been satisfied and the Common Stock is issued pursuant to such Award.

6.2         Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.

6.3         Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;

(b)	the delivery of previously owned shares of Common Stock; or

(c)

subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4	Limitations on Awards.

(a)

Stock Option Award Limitations. During the ten year period following the Effective Date (and in no single calendar year), Shares subject to Options granted to Outside Directors in the aggregate under this Plan shall not exceed more than 30% of the total number of Shares authorized for delivery under this Plan with respect to Stock Options or exceed more than 4% of such Shares to any individual Outside Director pursuant to Section 5.2(a) herein. During the ten year period following the Effective Date (and in no single calendar year), the aggregate number of Shares subject to Options granted to any single Employee shall not exceed more than 20% of the total number of Shares authorized for delivery under the Plan pursuant to Section 5.2(a) herein.

(b)

Restricted Stock Award Limitations. During the ten year period following the Effective Date (and in no single calendar year), Shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan shall not exceed more than 30% of the total number of Shares authorized for delivery under this Plan with respect to Restricted Stock Awards or exceed more than 4% to any individual Outside Director pursuant to Section 5.2(b) herein. During the ten year period following the Effective Date (and in no single calendar year), the aggregate number of Shares subject to Restricted Stock Awards granted to any single Employee shall not exceed more than 20% of the total number of Shares authorized for delivery under the Plan pursuant to Section 5.2(b) herein. The maximum number of Shares subject to a Restricted Stock Award that may be granted in any one calendar year to any participant that shall be deemed “performance-based compensation” in accordance with Section 6.1(c), herein, and in conformity with the requirements of Section 162(m) of the Code, and that may be earned and non-forfeitable in a single installment upon attainment of such performance criteria shall be 25,000 Shares.

(c)

Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus. Except for Awards that will be “performance based compensation” in accordance with Section 6.1(c), Awards will not be earned and non-forfeitable more quickly than at the rate of one-third on the one year anniversary of the grant of such award and one-third annually thereafter, except in the event of the death or Disability of the Participant or a Change in Control transaction occurring after the date of grant of such Award. Notwithstanding the foregoing, Awards under the Plan may be made conditioned upon achievement of performance-based criteria and not with respect to a period of service requirement in accordance with Section 6.1(c) herein and the requirements of Section 162(m) of the Code.

7.	EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1         General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, inter alia, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)

Termination of Employment. In the event that any Participant’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant’s Incentive Stock Options, and all of any such Participant’s rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant’s continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

(b)

Disability. In the event that any Participant’s employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)

Death. In the event of the death of a Participant, any Incentive Stock Options granted to such Participant may be exercised by the Participant’s Beneficiary or the person or persons to whom the Participant’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2         Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3         Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1         Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner, to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)

proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2        The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3        Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4         Automatic Acceleration of Awards. Unless otherwise determined by the Committee, upon the death or Disability of an Award recipient or upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Section 162(m) of the Code and the regulations thereunder then in effect.

8.5         Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency then in effect.

9.	MISCELLANEOUS PROVISIONS.

9.1         Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2         Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3         No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4         Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5	Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)

require the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)

deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

(iii)

in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

(b)

Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)

Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

9.6	Effective Date, Termination and Suspension, Amendments.

(a)

Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company (“Approval Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)

Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)

Stockholder Approval. The Plan must be approved by a majority of votes cast by stockholders of the Company (including votes cast by Roma Financial Corporation, MHC under Nasdaq rules), by a majority of the total votes of the Company eligible to be cast (including votes eligible to be cast by Roma Financial Corporation, MHC) and by a majority of votes cast by stockholders of the Company (excluding shares voted by Roma Financial Corporation, MHC) or such other approval vote as may be required by the Office of Thrift Supervision.

(d)

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 9.6 or Section 9.11, herein, with respect to any Award granted under this Plan without further consideration, consent or action.

9.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)

Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the State of New Jersey to the extent not preempted by Federal law.

(b)

Compliance with Regulations. This Plan will comply with the requirements set forth in 12 C.F.R. Section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the MHC to fail to qualify as a mutual holding company of the Bank under applicable federal laws or regulations.

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)

Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)

Compliance with Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)

Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

(g)

Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)

Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for “cause” as defined at 12 C.F.R. Section 563.39(b)(1) as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)

Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(j)

Certain Regulatory Matters. In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or Directors of the Company or its Affiliates must exercise such Options or forfeit such Options.

(k)

Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

             9.8         Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9         Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10       Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

9.11       Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and the settlement of, or distribution of benefits thereunder of, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required in conformity with the limitations under Section 409A of the Code, as in effect at the time of such Change in Control transaction.

10.	TRUST.

10.1       Activities of Trustee. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2       Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)

To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)

To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)

To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)

To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)	As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3       Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4       Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5       Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6       Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7       Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8       Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

ROMA FINANCIAL CORPORATION
2300 ROUTE 33
ROBBINSVILLE, NEW JERSEY 08691
ANNUAL MEETING OF STOCKHOLDERS
April 23, 2008

The undersigned hereby appoints the Board of Directors of Roma Financial Corporation (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”), to be held at the Seventh Day Adventist Church located at 2290 Route 33, Robbinsville, New Jersey 08691, on April 23, 2008, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

		FOR	WITHHELD

1.	The election as director of the nominees listed with terms to expire in 2011 (except as marked to the contrary below):	[_]	[_]

Louis A. Natale, Jr. Robert H. Rosen

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee’s name on the line provided below.

_____________________________________________________________________________________

		FOR	AGAINST	ABSTAIN

2.	Approval of the 2008 Equity Incentive Plan.	[_]	[_]	[_]

		FOR	AGAINST	ABSTAIN

3.	The ratification of the appointment of Beard Miller Company LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008.	[_]	[_]	[_]

The Board of Directors recommends a vote “FOR” all of the above listed nominees and proposals.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND ALL OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

	[_]	Check Box if You Plan
Dated:		to Attend the Annual Meeting.

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.